News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS FOURTH QUARTER PROFIT OF

$7.3 MILLION; NET INCOME FOR 2011 WAS $34.1 MILLION, UP 45% OVER 2010

OLNEY, MARYLAND, January 26, 2012 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the fourth quarter of 2011 of $7.3 million ($.30 per diluted share) compared to net income of $8.3 million ($0.34 per diluted share) for the fourth quarter of 2010 and net income of $11.3 million ($0.47 per diluted share) for the previous quarter of 2011. The provision for loan and lease losses for the fourth quarter of 2011 was a charge of $2.3 million compared to a charge of $2.3 million for the fourth quarter of 2010 and a credit of $3.5 million for the third quarter of 2011.

Net income for the year ended December 31, 2011 totaled $34.1 million ($1.41 per diluted share), up 45% compared to net income of $23.5 million ($1.05 per diluted share) for the prior year. The provision for loan and lease losses for the year ended December 31, 2011 was a charge of $1.4 million for 2011 compared to a charge of $25.9 million for 2010.

“We are very pleased to report another quarter of increased loan growth even in the face of volatile financial markets and continued uneven economic conditions on both a regional and national level. This organic loan growth is an especially encouraging prospect in view of the anticipated infusion of additional quality loans in the coming year from our recently announced acquisition of CommerceFirst Bank,” said Daniel J. Schrider, President and Chief Executive Officer. “We have proactively managed our funding costs to improve the mix of lower cost transaction accounts as compared to other higher cost funding sources.

“The higher levels of core deposits and wealth management revenues are strong indicators of our success in building long term customer relationships that are centered on a consistent unique and positive experience for each of our clients,” reiterated Schrider. “This is evidence of the resiliency of our business model, especially during such a competitive and prolonged tough economic climate.”

Fourth Quarter Highlights:

•	Total loans reflected a second straight quarterly increase due primarily to growth in commercial business, ADC loans and residential construction loans. New commercial loan originations totaled $269 million for the year compared to $112 million for the prior year.

•	Non-performing loans declined to $79.1 million at December 31, 2011 compared to $88.1 million at December 31, 2010 and $82.8 million at September 30, 2011. The coverage ratio of the allowance for loan and lease losses to non-performing loans decreased to 62% at December 31, 2011 compared to a ratio of 71% at December 31, 2010 and 60% at September 30, 2011.

•	The net interest margin declined to 3.51% for the fourth quarter of 2011, compared to 3.61% for the fourth quarter of 2010 and 3.53% for the third quarter of 2011.

•	Revenue from wealth management services, which includes fees from trust and investment management and sales of investment products, increased 7% for the fourth quarter of 2011 compared to the fourth quarter of 2010 due to growth in average assets under management resulting primarily from adding new clients and market conditions that permitted more favorable returns.

Review of Balance Sheet and Credit Quality

Comparing December 31, 2011 balances to December 31, 2010, total assets increased 5% to $3.7 billion. Total loans and leases increased 4% to $2.2 billion compared to the prior year end. The increase in loans for the year was due primarily to growth in the commercial loan portfolio, most of which occurred during the last quarter of the year. During the current quarter, total loans increased 4% compared to balances at September 30, 2011.

Customer funding sources, which include deposits and other short-term borrowings from customers, increased 3% compared to December 31, 2010. This increase was due largely to a 15% increase in noninterest-bearing and interest-bearing checking accounts which more than offset a 7% reduction in certificates of deposit, which declined as a result of continuing rate reductions reflecting the Company’s net interest margin strategy. Growth in checking accounts was the main driver in the increase in core deposits due to clients’ emphasis on safety and liquidity.

Tangible common equity totaled $351.3 million at December 31, 2011 compared to $326.8 million at December 31, 2010 resulting in an increase in the ratio of tangible common equity to tangible assets from 9.51% at December 31, 2010 to 9.68% at December 31, 2011. This increase was due primarily to net income earned during the period. At December 31, 2011, the Company had a total risk-based capital ratio of 15.83%, a tier 1 risk-based capital ratio of 14.57% and a tier 1 leverage ratio of 10.84%.

Non-performing assets totaled $83.6 million at December 31, 2011 compared to $97.7 million at December 31, 2010 and $90.8 million at September 30, 2011. Overall credit quality continued to improve as a result of resolution of existing problem credits and limited migration of new credits to non-performing status.

The provision for loan and lease losses was a charge of $2.3 million for both the fourth quarter of 2011 and the fourth quarter of 2010 and a credit of $3.5 million for the third quarter of 2011. The increase in the provision for the fourth quarter of 2011 compared to the prior quarter was due to a combination of factors including an increase in outstanding loan balances during the fourth quarter and specific reserves on several commercial loan credits.

Loan charge-offs, net of recoveries, totaled $2.6 million for the fourth quarter of 2011 compared to net charge-offs of $7.5 million for the fourth quarter of 2010 and net charge-offs of $2.0 million for the third quarter of 2011. The allowance for loan and lease losses represented 2.21% of outstanding loans and leases and 62% of non-performing loans at December 31, 2011 compared to 2.88% of outstanding loans and leases and 71% of non-performing loans at December 31, 2010 and 2.32% of outstanding loans and leases and 60% of non-performing loans at September 30, 2011. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the fourth quarter of 2011 decreased by $0.5 million or 2% compared to the fourth quarter of 2010 due primarily to a decrease in interest income resulting from lower average overall earning asset yields. This decline in interest income was somewhat offset by a decrease in interest expense as average rates paid on deposit products decreased, although at a slower pace, together with a planned run-off in average deposits. These factors resulted in a decline in the net interest margin to 3.51% for the fourth quarter of 2011 compared to 3.61% for the fourth quarter of 2010.

Non-interest income decreased $0.3 million or 3% to $11.4 million for the fourth quarter of 2011 compared to $11.7 million for the fourth quarter of 2010. This decrease was due primarily to a decline of $0.3 million or 24% in other non-interest income due to lower commercial loan fees. In addition, income from mortgage banking activities decreased $0.1 million or 10% due to lower origination and sale volume compared to the fourth quarter of 2010. These decreases were largely offset by an increase in trust and investment management fees of $0.3 million or 11% due primarily to higher average assets under management and an increase in insurance agency commissions of $0.1 million or 10% due to higher income from commercial lines.

Non-interest expenses were $27.3 million for the fourth quarter of 2011 compared to $26.2 million in the fourth quarter of 2010, an increase of $1.1 million or 4%. This increase was driven by an increase of $1.4 million or 10% in salaries and benefits expense due to higher salary and incentive compensation expenses. This increase was partially offset by a decrease of $0.4 million or 37% in FDIC insurance premiums.

Net interest income for the year ended December 31, 2011 decreased by $2.7 million or 2% compared to 2010 as a result of a decline in interest income due mainly to lower average loan balances and record low market interest rates. The impact of an $8.9 million decline in interest income was substantially mitigated by a $6.2 million decline in interest expense as average rates paid on deposit products decreased, although at a slower pace. This resulted in a net interest margin of 3.57% for 2011 compared to 3.60% for 2010.

Non-interest income totaled $43.5 million for the year ended December 31, 2011 as compared to $43.8 million for the prior year. Deposit service charges declined $0.8 million or 8% as a result of the impact of recently enacted legislation on overdraft fees while income from mortgage banking activities decreased $0.4 million or 12% due to lower gains on sales resulting from declines in both rates and volumes. Trust and investment management fees increased $1.7 million or 16% primarily due to growth in average assets under management. Fees on sales of investment products increased $0.3 million or 8% due primarily to an increase in managed assets. These increases in asset management fee income substantially offset the erosion experienced in deposit service fee income. Visa check fees increased $0.3 million or 9% due to a continued increase in the volume of electronic transactions.

Non-interest expenses were $105.1 million for the year ended December 31, 2011 compared to $100.9 million for 2010, an increase of $4.2 million or 4%. Salaries and benefits expense increased $4.2 million or 7% due primarily to higher salary and incentive compensation expenses. Other non-interest expenses increased $1.3 million or 8% due largely to losses on sales of other real estate owned and loan work out expenses. These increases were partially offset by a decrease of $1.3 million or 29% in FDIC insurance premiums.

Additional Information For Shareholders

In connection with the proposed merger transaction, Sandy Spring Bancorp will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of CommerceFirst Bancorp and a Prospectus of Sandy Spring Bancorp, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Sandy Spring Bancorp and CommerceFirst Bancorp, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Sandy Spring Bancorp at www.sandyspringbank.com under the tab “Investor Relations,” within the section “News & Media” and then under the heading “Documents” or from CommerceFirst Bancorp by accessing CommerceFirst Bancorp’s website at www.commerce1st.com under the tab “About Us,” within the section “Investor Relations” and then under the heading “CommerceFirst Bancorp Security and Exchange Commission (SEC) Filings.”

Sandy Spring Bancorp and CommerceFirst Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CommerceFirst Bancorp in connection with the proposed merger. Information about the directors and executive officers of Sandy Spring Bancorp is set forth in the proxy statement for Sandy Spring Bancorp’s 2011 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2011. Information about the directors and executive officers of CommerceFirst Bancorp is set forth in the proxy statement for CommerceFirst Bancorp’s 2011 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 16, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Conference Call

The Company’s management will host a conference call to discuss its fourth quarter and full year results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-877-317-6789. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) February 27, 2012. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10008474.

About Sandy Spring Bancorp/Sandy Spring Bank

With $3.7 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 43 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com to locate an ATM near you or for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com
PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2010, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Twelve Months Ended
	December 31,		%	December 31,		%
(Dollars in thousands, except per share data)	2011	2010	Change	2011	2010	Change
Results of Operations:
Net interest income	$28,452	$28,953	(2)%	$112,946	$115,607	(2)%
Provision for loan and lease losses	2,282	2,323	(2)	1,428	25,908	(94)
Non-interest income	11,370	11,722	(3)	43,500	43,782	(1)
Non-interest expenses	27,323	26,201	4	105,071	100,912	4
Income before income taxes	10,217	12,151	(16)	49,947	32,569	53
Net income	7,258	8,276	(12)	34,102	23,520	45
Net income available to common stockholders	$7,258	$6,604	10	$34,102	$17,371	96

Return on average assets (1)	0.79%	0.73%		0.95%	0.48%
Return on average common equity (1)	6.54%	6.34%		8.07%	4.56%
Net interest margin	3.51%	3.61%		3.57%	3.60%
Efficiency ratio - GAAP (3)	68.61%	64.42%		67.16%	63.31%
Efficiency ratio - Non-GAAP (3)	65.10%	61.85%		63.75%	60.36%

Per share data:
Basic net income	$0.30	$0.34	(12)%	$1.42	$1.05	35%
Basic net income per common share	0.30	0.27	11	1.42	0.78	82
Diluted net income	0.30	0.34	(12)	1.41	1.05	34
Diluted net income per common share	0.30	0.27	11	1.41	0.78	81
Average fully diluted shares	24,141,084	24,087,482	—	24,149,205	22,380,135	8
Dividends declared per common share	0.10	0.01	—	0.34	0.04	—
Book value per common share	18.52	16.95	9	18.52	16.95	9
Tangible book value per common share	14.58	13.59	7	14.58	13.59	7
Outstanding Common Shares	24,091,042	24,046,627	—	24,091,042	24,046,627	—

Financial Condition at period-end:
Investment securities	$1,164,699	$1,042,943	12%	$1,164,699	$1,042,943	12%
Loans and leases	2,239,692	2,156,232	4	2,239,692	2,156,232	4
Interest-earning assets	3,452,214	3,240,313	7	3,452,214	3,240,313	7
Assets	3,711,370	3,519,388	5	3,711,370	3,519,388	5
Deposits	2,656,520	2,549,872	4	2,656,520	2,549,872	4
Interest-bearing liabilities	2,590,164	2,520,061	3	2,590,164	2,520,061	3
Stockholders' equity	446,109	407,569	9	446,109	407,569	9

Capital ratios:
Tier 1 leverage	10.84%	10.30%		10.84%	10.30%
Tier 1 capital to risk-weighted assets	14.57%	14.11%		14.57%	14.11%
Total regulatory capital to risk-weighted assets	15.83%	15.37%		15.83%	15.37%
Tangible common equity to tangible assets (4)	9.68%	9.51%		9.68%	9.51%
Average equity to average assets	12.07%	12.41%		11.80%	12.21%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	2.21%	2.88%		2.21%	2.88%
Non-performing loans to total loans	3.53%	4.08%		3.53%	4.08%
Non-performing assets to total assets	2.25%	2.78%		2.25%	2.78%
Allowance for loan and lease losses to non-performing loans	62.46%	70.57%		62.46%	70.57%
Annualized net charge-offs to average loans and leases (2)	0.47%	1.37%		0.66%	1.27%

(1)	Calculation utilizes net income available to common stockholders.
(2)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(3)	The GAAP efficiency ratio is non-interest expenses divided by net interest income plus non-interest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(4)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets, other comprehensive losses and preferred stock. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands)	2011	2010	2011	2010
GAAP efficiency ratio:
Non-interest expenses	$27,323	$26,201	$105,071	$100,912
Net interest income plus non-interest income	$39,822	$40,675	$156,446	$159,389

Efficiency ratio–GAAP	68.61%	64.42%	67.16%	63.31%

Non-GAAP efficiency ratio:
Non-interest expenses	$27,323	$26,201	$105,071	$100,912
Less non-GAAP adjustment:
Amortization of intangible assets	461	472	1,845	1,959
Non-interest expenses as adjusted	$26,862	$25,729	$103,226	$98,953

Net interest income plus non-interest income	$39,822	$40,675	$156,446	$159,389
Plus non-GAAP adjustment:
Tax-equivalent income	1,448	1,352	5,602	4,836
Less non-GAAP adjustments:
Securities gains	9	473	292	796
OTTI recognized in earnings	—	(43)	(160)	(512)
Net interest income plus non-interest income - as adjusted	$41,261	$41,597	$161,916	$163,941

Efficiency ratio–Non-GAAP	65.10%	61.85%	63.75%	60.36%

Tangible common equity ratio:
Total stockholders' equity	$446,109	$407,569	$446,109	$407,569
Accumulated other comprehensive income	(13,248)	2,620	(13,248)	2,620
Goodwill	(76,816)	(76,816)	(76,816)	(76,816)
Other intangible assets, net	(4,734)	(6,578)	(4,734)	(6,578)
Tangible common equity	$351,311	$326,795	$351,311	$326,795

Total assets	$3,711,370	$3,519,388	$3,711,370	$3,519,388
Goodwill	(76,816)	(76,816)	(76,816)	(76,816)
Other intangible assets, net	(4,734)	(6,578)	(4,734)	(6,578)
Tangible assets	$3,629,820	$3,435,994	$3,629,820	$3,435,994

Tangible common equity ratio	9.68%	9.51%	9.68%	9.51%

Outstanding Common Shares	24,091,042	24,046,627	24,091,042	24,046,627
Tangible book value per common share	$14.58	$13.59	$14.58	$13.59

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	December 31,
(Dollars in thousands)	2011	2010
Assets
Cash and due from banks	$49,832	$44,696
Federal funds sold	1,006	1,813
Interest-bearing deposits with banks	21,476	16,608
Cash and cash equivalents	72,314	63,117
Residential mortgage loans held for sale (at fair value)	25,341	22,717
Investments available-for-sale (at fair value)	951,301	907,283
Investments held-to-maturity — fair value of $184,167 and $104,124 at December 31, 2011 and December 31, 2010, respectively	178,465	101,590
Other equity securities	34,933	34,070
Total loans and leases	2,239,692	2,156,232
Less: allowance for loan and lease losses	(49,426)	(62,135)
Net loans and leases	2,190,266	2,094,097
Premises and equipment, net	48,483	49,004
Other real estate owned	4,431	9,493
Accrued interest receivable	12,898	12,570
Goodwill	76,816	76,816
Other intangible assets, net	4,734	6,578
Other assets	111,388	142,053
Total assets	$3,711,370	$3,519,388

Liabilities
Noninterest-bearing deposits	$650,377	$566,812
Interest-bearing deposits	2,006,143	1,983,060
Total deposits	2,656,520	2,549,872
Securities sold under retail repurchase agreements and federal funds purchased	143,613	96,243
Advances from FHLB	405,408	405,758
Subordinated debentures	35,000	35,000
Accrued interest payable and other liabilities	24,720	24,946
Total liabilities	3,265,261	3,111,819

Stockholders' Equity
Common stock — par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,091,042 and 24,046,627 at December 31, 2011 and 2010, respectively	24,091	24,047
Warrants	—	3,699
Additional paid in capital	177,828	177,344
Retained earnings	230,942	205,099
Accumulated other comprehensive income (loss)	13,248	(2,620)
Total stockholders' equity	446,109	407,569
Total liabilities and stockholders' equity	$3,711,370	$3,519,388

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands, except per share data)	2011	2010	2011	2010
Interest Income:
Interest and fees on loans and leases	$26,758	$28,047	$107,355	$115,789
Interest on loans held for sale	189	213	577	534
Interest on deposits with banks	15	19	77	177
Interest and dividends on investment securities:
Taxable	5,314	5,984	22,096	24,624
Exempt from federal income taxes	2,431	1,850	9,363	7,222
Interest on federal funds sold	1	1	2	3
Total interest income	34,708	36,114	139,470	148,349
Interest Expense:
Interest on deposits	2,329	3,193	11,002	16,934
Interest on retail repurchase agreements and federal funds purchased	57	71	212	269
Interest on advances from FHLB	3,628	3,650	14,397	14,599
Interest on subordinated debt	242	247	913	940
Total interest expense	6,256	7,161	26,524	32,742
Net interest income	28,452	28,953	112,946	115,607
Provision for loan and lease losses	2,282	2,323	1,428	25,908
Net interest income after provision for loan and lease losses	26,170	26,630	111,518	89,699
Non-interest Income:
Investment securities gains	9	473	292	796
Total other-than-temporary impairment ("OTTI") losses	-	(337)	(178)	(1,505)
Portion of OTTI losses recognized in other comprehensive income, before taxes	-	294	18	993
Net OTTI recognized in earnings	-	(43)	(160)	(512)
Service charges on deposit accounts	2,394	2,342	9,527	10,326
Mortgage banking activities	824	914	3,228	3,664
Fees on sales of investment products	935	974	3,703	3,438
Trust and investment management fees	3,106	2,799	11,943	10,287
Insurance agency commissions	1,473	1,334	4,650	5,229
Income from bank owned life insurance	674	695	2,636	2,800
Visa check fees	927	887	3,637	3,325
Other income	1,028	1,347	4,044	4,429
Total non-interest income	11,370	11,722	43,500	43,782
Non-interest Expenses:
Salaries and employee benefits	15,433	14,077	59,625	55,470
Occupancy expense of premises	2,802	2,852	11,519	11,477
Equipment expenses	1,292	1,153	4,705	4,808
Marketing	727	681	2,389	2,359
Outside data services	1,092	985	4,159	3,992
FDIC insurance	698	1,114	3,187	4,497
Amortization of intangible assets	461	472	1,845	1,959
Other expenses	4,818	4,867	17,642	16,350
Total non-interest expenses	27,323	26,201	105,071	100,912
Income before income taxes	10,217	12,151	49,947	32,569
Income tax expense	2,959	3,875	15,845	9,049
Net income	$7,258	$8,276	$34,102	$23,520
Preferred stock dividends and discount accretion	—	1,672	—	6,149
Net income available to common stockholders	$7,258	$6,604	$34,102	$17,371

Net Income Per Share Amounts:
Basic net income per share	$0.30	$0.34	$1.42	$1.05
Basic net income per common share	0.30	0.27	1.42	0.78
Diluted net income per share	$0.30	$0.34	$1.41	$1.05
Diluted net income per common share	0.30	0.27	1.41	0.78
Dividends declared per common share	$0.10	$0.01	$0.34	$0.04

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2011				2010
(Dollars in thousands, except per share data)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$36,156	$36,424	$36,435	$36,057	$37,466	$38,688	$38,663	$38,368
Interest expense	6,256	6,674	6,854	6,740	7,161	7,868	8,512	9,201
Tax-equivalent net interest income	29,900	29,750	29,581	29,317	30,305	30,820	30,151	29,167
Tax-equivalent adjustment	1,448	1,420	1,427	1,307	1,352	1,321	1,155	1,008
Provision for loan and lease losses	2,282	(3,520)	1,151	1,515	2,323	2,453	6,107	15,025
Non-interest income	11,370	11,336	10,802	9,992	11,722	10,539	10,674	10,847
Non-interest expenses	27,323	25,848	25,838	26,062	26,201	25,140	24,758	24,813
Income (loss) before income taxes	10,217	17,338	11,967	10,425	12,151	12,445	8,805	(832)
Income (loss) tax expense	2,959	6,081	3,671	3,134	3,875	3,961	2,546	(1,333)
Net income	7,258	11,257	8,296	7,291	8,276	8,484	6,259	501
Net income (loss) available to common stockholders	$7,258	$11,257	$8,296	$7,291	$6,604	$6,410	$5,056	$(699)
Financial ratios:
Return on average assets	0.79%	1.24%	0.93%	0.84%	0.73%	0.70%	0.56%	(0.08)%
Return on average common equity	6.54%	10.42%	8.03%	7.26%	6.34%	6.26%	5.13%	(0.92)%
Return on average tangible common equity	8.04%	12.90%	10.03%	9.13%	9.06%	9.08%	6.42%	0.67%
Net interest margin	3.51%	3.53%	3.58%	3.65%	3.61%	3.64%	3.58%	3.56%
Efficiency ratio - GAAP (1)	68.61%	65.16%	66.33%	68.58%	64.42%	62.79%	62.41%	63.61%
Efficiency ratio - Non-GAAP (1)	65.10%	62.02%	62.82%	65.09%	61.85%	59.08%	59.44%	61.08%
Per share data:
Basic net income per share	$0.30	$0.47	$0.34	$0.30	$0.34	$0.35	$0.26	$0.03
Basic net income (loss) per common share	0.30	0.47	0.34	0.30	0.27	0.27	0.21	(0.04)
Diluted net income per share	0.30	0.47	0.34	0.30	0.34	0.35	0.26	0.03
Diluted net income (loss) per common share	0.30	0.47	0.34	0.30	0.27	0.27	0.21	(0.04)
Average fully diluted shares	24,141,084	24,142,137	24,130,357	24,115,906	24,087,482	24,102,497	24,033,158	17,243,415
Dividends declared per common share	$0.10	$0.08	$0.08	$0.08	$0.01	$0.01	$0.01	$0.01
Non-interest income:
Securities gains	$9	$231	$32	$20	$473	$25	$95	$203
Net OTTI recognized in earnings	-	(76)	(43)	(41)	(43)	(380)	(89)	-
Service charges on deposit accounts	2,394	2,444	2,437	2,252	2,342	2,567	2,791	2,626
Mortgage banking activities	824	1,141	808	455	914	1,516	806	428
Fees on sales of investment products	935	905	1,005	858	974	782	941	741
Trust and investment management fees	3,106	3,032	3,018	2,787	2,799	2,505	2,534	2,449
Insurance agency commissions	1,473	1,044	953	1,180	1,334	978	928	1,989
Income from bank owned life insurance	674	662	654	646	695	709	703	693
Visa check fees	927	927	949	834	887	843	855	740
Other income	1,028	1,026	989	1,001	1,347	994	1,110	978
Total non-interest income	$11,370	$11,336	$10,801	$9,992	$11,722	$10,539	$10,674	$10,847
Non-interest expense:
Salaries and employee benefits	$15,433	$14,892	$14,676	$14,624	$14,077	$13,841	$14,181	$13,371
Occupancy expense of premises	2,802	2,784	2,790	3,143	2,852	2,826	2,709	3,090
Equipment expenses	1,292	1,143	1,128	1,142	1,153	1,137	1,304	1,214
Marketing	727	468	709	485	681	589	573	516
Outside data services	1,092	1,073	999	995	985	966	918	1,123
FDIC insurance	698	709	736	1,044	1,114	1,056	1,186	1,141
Amortization of intangible assets	461	461	462	461	472	495	496	496
Professional fees	1,414	1,314	1,088	1,126	1,842	1,337	1,189	1,218
Other real estate owned expenses	604	383	726	699	443	236	(55)	352
Other expenses	2,800	2,621	2,524	2,343	2,582	2,657	2,257	2,292
Total non-interest expense	$27,323	$25,848	$25,838	$26,062	$26,201	$25,140	$24,758	$24,813

(1) The GAAP efficiency ratio is non-interest expenses divided by net interest income plus non-interest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2011				2010
(Dollars in thousands)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$448,662	$440,606	$445,605	$444,519	$436,534	$442,723	$458,502	$460,129
Residential construction loans	108,699	90,727	81,425	84,939	91,273	92,485	86,393	83,902
Commercial ADC loans	160,946	141,576	149,215	151,135	151,061	153,139	155,751	177,498
Commercial investor real estate loans	371,948	357,358	353,749	355,967	327,782	335,426	328,244	316,336
Commercial owner occupied real estate loans	522,076	519,837	511,271	509,215	503,286	511,453	511,673	518,271
Commercial business loans	260,327	226,528	225,624	231,448	250,255	240,671	263,886	279,520
Leasing	6,954	8,484	10,200	12,477	15,551	17,895	20,823	23,474
Consumer loans	360,080	360,287	360,831	360,349	380,490	391,415	393,560	397,527
Total loans and leases	2,239,692	2,145,403	2,137,920	2,150,049	2,156,232	2,185,207	2,218,832	2,256,657
Allowance for loan and lease losses	(49,426)	(49,720)	(55,246)	(58,918)	(62,135)	(67,282)	(71,377)	(69,575)
Investment securities	1,164,699	1,174,180	1,128,589	1,087,620	1,042,943	1,099,518	1,062,541	985,966
Interest-earning assets	3,452,214	3,370,360	3,322,317	3,283,819	3,240,313	3,343,173	3,437,731	3,401,162
Total assets	3,711,370	3,626,043	3,612,013	3,549,533	3,519,388	3,606,617	3,701,150	3,673,246
Noninterest-bearing demand deposits	650,377	643,169	648,605	619,905	566,812	580,309	593,007	560,027
Total deposits	2,656,520	2,640,324	2,657,861	2,599,634	2,549,872	2,585,496	2,659,956	2,653,448
Customer repurchase agreements	63,613	79,529	65,214	75,516	86,243	97,884	86,062	78,416
Total interest-bearing liabilities	2,590,164	2,517,180	2,515,053	2,495,916	2,520,061	2,547,334	2,597,445	2,618,178
Total stockholders' equity	446,109	440,791	423,984	409,076	407,569	451,717	483,681	471,857
Quarterly average balance sheets:
Residential mortgage loans	$463,754	$453,645	$455,803	$458,329	$461,700	$466,437	$467,970	$462,803
Residential construction loans	99,983	89,128	84,144	85,891	92,033	87,522	85,617	89,732
Commercial ADC loans	153,598	145,835	149,773	149,071	155,795	154,863	165,510	182,918
Commercial investor real estate loans	353,975	350,925	352,668	340,008	330,717	335,279	324,717	317,671
Commercial owner occupied real estate loans	521,212	515,185	509,273	500,875	505,248	512,370	512,997	522,398
Commercial business loans	231,773	225,041	225,646	236,949	240,083	253,058	271,839	292,844
Leasing	7,671	9,269	11,154	14,009	16,562	19,295	22,329	24,648
Consumer loans	361,888	360,875	362,098	367,261	387,375	393,491	395,833	398,233
Total loans and leases	2,193,854	2,149,903	2,150,559	2,152,393	2,189,513	2,222,315	2,246,812	2,291,247
Investment securities	1,173,418	1,168,712	1,121,325	1,054,740	1,112,128	1,058,175	1,013,756	970,681
Total earning assets	3,392,773	3,355,937	3,305,059	3,237,556	3,332,705	3,360,758	3,379,388	3,318,070
Total assets	3,647,291	3,610,219	3,566,278	3,500,807	3,594,812	3,620,881	3,645,090	3,591,786
Noninterest-bearing demand deposits	655,381	631,192	607,092	582,441	587,570	568,835	547,245	524,313
Total deposits	2,658,676	2,640,729	2,607,854	2,548,117	2,584,025	2,607,190	2,612,633	2,640,853
Customer repurchase agreements	74,267	72,646	70,313	79,067	92,049	87,927	85,178	81,622
Total interest-bearing liabilities	2,525,128	2,524,728	2,519,114	2,485,451	2,534,716	2,571,000	2,596,353	2,653,187
Total stockholders' equity	440,154	428,511	414,624	407,007	446,256	455,101	475,521	387,099
Capital measures:
Average equity to average assets	12.07%	11.87%	11.63%	11.63%	12.41%	12.57%	13.05%	10.78%
Tier 1 leverage	10.84%	10.79%	10.64%	10.63%	10.30%	11.15%	12.00%	12.01%
Tier 1 capital to risk-weighted assets	14.57%	14.96%	14.75%	14.21%	14.11%	15.29%	16.50%	15.77%
Total regulatory capital to risk-weighted assets	15.83%	16.21%	16.01%	15.48%	15.37%	16.56%	17.77%	17.04%
Book value per common share	$18.52	$18.31	$17.58	$16.99	$16.95	$17.14	$16.80	$16.33
Outstanding common shares	24,091,042	24,079,204	24,095,123	24,084,423	24,046,627	24,006,748	23,998,950	23,985,149

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2011				2010
(dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$-	$-	$19	$56	$357	$3,829
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	944	-	-
Commercial owner occupied real estate	-	-	-	-	-	317	160	-
Leasing	2	63	20	24	407	409	582	163
Consumer	165	373	337	169	182	550	745	848
Residential real estate:
Residential mortgage	167	2,291	3,820	4,616	9,871	12,545	18,131	16,879
Residential construction	243	-	-	2,367	3,675	3,447	4,251	3,366
Total loans and leases 90 days past due	577	2,727	4,177	7,176	14,154	18,268	24,226	25,085
Non-accrual loans and leases:
Commercial business	7,226	8,038	8,288	9,649	7,938	10,747	14,512	17,600
Commercial real estate:
Commercial AD&C	18,702	24,481	26,133	28,310	30,417	44,175	47,341	72,021
Commercial investor real estate	16,963	16,118	2,975	2,519	1,753	1,160	1,160	1,171
Commercial owner occupied real estate	14,709	11,847	13,019	12,304	11,781	10,197	11,620	9,327
Leasing	853	956	1,017	1,529	1,887	1,903	1,621	1,472
Consumer	1,786	1,478	590	720	300	20	227	604
Residential real estate:
Residential mortgage	5,722	6,081	6,295	6,652	3,946	2,149	3,011	4,120
Residential construction	5,719	5,034	5,701	5,222	5,305	3,525	4,395	4,404
Total non-accrual loans and lease	71,680	74,033	64,018	66,905	63,327	73,876	83,887	110,719
Total restructured loans - accruing	6,881	6,088	8,299	14,266	10,571	1,199	1,199	682
Total non-performing loans and leases	79,138	82,848	76,494	88,347	88,052	93,343	109,312	136,486
Other assets and real estate owned (OREO)	4,431	7,938	6,951	7,960	9,493	10,011	8,730	6,796
Other assets owned	-	-	-	-	200	200	-	-
Total non-performing assets	$83,569	$90,786	$83,445	$96,307	$97,745	$103,554	$118,042	$143,282

	For the quarter ended,
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2011	2011	2011	2011	2010	2010	2010	2010
Analysis of non-accrual loan and lease activity
Balance at beginning of period	$74,033	$64,018	$66,905	$63,327	$73,876	$83,887	$110,719	$111,181
Non-accrual balances transferred to OREO	(511)	(142)	(791)	(535)	(222)	(1,119)	(540)	(1,982)
Non-accrual balances charged-off	(2,758)	(1,375)	(2,112)	(2,701)	(7,288)	(3,664)	(4,599)	(8,642)
Net payments or draws	(6,724)	(4,839)	(8,016)	(2,531)	(16,191)	(4,288)	(25,043)	(2,179)
Loans placed on non-accrual	8,640	17,226	8,032	9,526	13,152	2,656	5,640	12,537
Non-accrual loans brought current	(1,000)	(855)	-	(181)	-	(3,596)	(2,290)	(196)
Balance at end of period	$71,680	$74,033	$64,018	$66,905	$63,327	$73,876	$83,887	$110,719

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$49,720	$55,246	$58,918	$62,135	$67,282	$71,377	$69,575	$64,559
Provision for loan and lease losses	2,282	(3,520)	1,151	1,515	2,323	2,453	6,107	15,025
Less loans charged-off, net of recoveries:
Commercial business	(65)	397	769	790	1,651	1,469	(1,325)	2,395
Commercial real estate:
Commercial AD&C	275	151	253	(137)	2,990	1,923	2,656	4,914
Commercial investor real estate	335	30	504	(4)	231	(1)	-	-
Commercial owner occupied real estate	329	45	113	-	464	164	515	544
Leasing	181	85	455	333	3	-	98	2
Consumer	352	375	713	1,091	610	642	947	1,072
Residential real estate:
Residential mortgage	792	751	1,319	2,095	1,396	2,170	1,333	793
Residential construction	377	172	697	564	125	181	81	289
Net charge-offs	2,576	2,006	4,823	4,732	7,470	6,548	4,305	10,009
Balance at end of period	$49,426	$49,720	$55,246	$58,918	$62,135	$67,282	$71,377	$69,575

Asset Quality Ratios:
Non-performing loans to total loans	3.53%	3.86%	3.58%	4.11%	4.08%	4.27%	4.93%	6.05%
Non-performing assets to total assets	2.25%	2.50%	2.31%	2.71%	2.78%	2.87%	3.19%	3.90%
Allowance for loan losses to loans	2.21%	2.32%	2.58%	2.74%	2.88%	3.08%	3.22%	3.08%
Allowance for loan losses to non-performing loans	62.46%	60.01%	72.22%	66.69%	70.57%	72.08%	65.30%	50.98%
Net charge-offs in quarter to average loans	0.47%	0.37%	0.90%	0.89%	1.37%	1.18%	0.77%	1.78%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended December 31,
	2011			2010
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (3)	$463,754	$5,224	4.53%	$461,700	$5,849	5.09%
Residential construction loans	99,983	962	3.82	92,033	993	4.28
Commercial ADC loans	153,598	2,006	5.18	155,795	1,809	4.61
Commercial investor real estate loans	353,975	4,977	5.53	330,717	4,956	5.95
Commercial owner occupied real estate loans	521,212	7,511	5.75	505,248	7,572	5.95
Commercial business loans	231,773	2,851	4.88	240,084	3,080	5.33
Leasing	7,671	131	6.83	16,561	275	6.66
Consumer loans	361,888	3,285	3.62	387,375	3,726	3.84
Total loans and leases (2)	2,193,854	26,947	4.89	2,189,513	28,260	5.13
Taxable securities	902,211	5,661	2.51	934,784	6,403	2.68
Tax-exempt securities (4)	271,207	3,532	5.21	177,344	2,783	6.28
Interest-bearing deposits with banks	24,374	15	0.25	29,410	19	0.26
Federal funds sold	1,127	1	0.12	1,654	1	0.18
Total interest-earning assets	3,392,773	36,156	4.24	3,332,705	37,466	4.46

Less: allowance for loan and lease losses	(51,126)			(67,164)
Cash and due from banks	46,121			45,042
Premises and equipment, net	48,800			48,326
Other assets	210,723			235,903
Total assets	$3,647,291			$3,594,812

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$352,244	86	0.10%	$302,401	68	0.09%
Regular savings deposits	188,877	41	0.09	169,021	36	0.08
Money market savings deposits	871,923	682	0.31	882,323	1,009	0.45
Time deposits	590,250	1,520	1.02	642,710	2,080	1.28
Total interest-bearing deposits	2,003,294	2,329	0.46	1,996,455	3,193	0.63
Other borrowings	81,387	57	0.27	96,016	71	0.30
Advances from FHLB	405,447	3,628	3.55	407,245	3,650	3.56
Subordinated debentures	35,000	242	2.77	35,000	247	2.82
Total interest-bearing liabilities	2,525,128	6,256	0.98	2,534,716	7,161	1.12

Noninterest-bearing demand deposits	655,381			587,570
Other liabilities	26,628			26,270
Stockholders' equity	440,154			446,256
Total liabilities and stockholders' equity	$3,647,291			$3,594,812

Net interest income and spread		$29,900	3.26%		$30,305	3.34%
Less: tax-equivalent adjustment		1,448			1,352
Net interest income		$28,452			$28,953

Interest income/earning assets			4.24%			4.46%
Interest expense/earning assets			0.73			0.85
Net interest margin			3.51%			3.61%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2011 and 2010. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.4 million and $1.4 million in 2011 and 2010, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Twelve Months Ended December 31,
	2011			2010
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (3)	$457,886	$21,971	4.80%	$464,462	$24,838	5.35%
Residential construction loans	89,823	3,410	3.80	88,729	4,037	4.55
Commercial ADC loans	149,571	6,819	4.56	157,879	6,459	4.09
Commercial investor real estate loans	349,447	20,213	5.78	335,141	20,174	6.02
Commercial owner occupied real estate loans	511,692	30,197	5.90	512,008	30,820	6.02
Commercial business loans	229,825	11,344	4.94	264,281	13,329	5.04
Leasing	10,505	707	6.73	20,682	1,460	7.06
Consumer loans	363,010	13,271	3.68	393,703	15,206	3.88
Total loans and leases (2)	2,161,759	107,932	5.00	2,236,885	116,323	5.20
Taxable securities	885,023	23,471	2.65	875,292	25,630	2.93
Tax-exempt securities (4)	244,958	13,590	5.55	163,834	11,052	6.75
Interest-bearing deposits with banks	30,270	77	0.25	69,755	177	0.25
Federal funds sold	1,337	2	0.14	1,773	3	0.17
Total interest-earning assets	3,323,347	145,072	4.37	3,347,539	153,185	4.58

Less: allowance for loan and lease losses	(56,770)			(69,393)
Cash and due from banks	45,721			44,736
Premises and equipment, net	49,047			48,738
Other assets	220,221			241,368
Total assets	$3,581,566			$3,612,988

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$340,110	364	0.11%	$292,106	324	0.11%
Regular savings deposits	184,050	183	0.10	165,032	164	0.10
Money market savings deposits	859,608	3,547	0.41	890,187	5,015	0.56
Time deposits	611,192	6,908	1.13	706,487	11,431	1.62
Total interest-bearing deposits	1,994,960	11,002	0.55	2,053,812	16,934	0.82
Other borrowings	78,207	212	0.27	89,932	269	0.30
Advances from FHLB	405,577	14,397	3.55	409,697	14,599	3.56
Subordinated debentures	35,000	913	2.61	35,000	940	2.69
Total interest-bearing liabilities	2,513,744	26,524	1.06	2,588,441	32,742	1.27

Noninterest-bearing demand deposits	619,260			557,197
Other liabilities	25,881			26,155
Stockholders' equity	422,681			441,195
Total liabilities and stockholders' equity	$3,581,566			$3,612,988

Net interest income and spread		$118,548	3.31%		$120,443	3.31%
Less: tax-equivalent adjustment		5,602			4,836
Net interest income		$112,946			$115,607

Interest income/earning assets			4.37%			4.58%
Interest expense/earning assets			0.80			0.98
Net interest margin			3.57%			3.60%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2011 and 2010. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $5.6 million and $4.8 million in 2011 and 2010, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(4)	Includes only investments that are exempt from federal taxes.